                                                                Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 22, 2002 relating to the financial statements, which report appears in Instinet Group Incorporated's Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.





PRICEWATERHOUSECOOPERS LLP
New York, New York
October 31, 2002